EXHIBIT 32.2

                           CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                     (AS ADOPTED PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002)

         I, Broughan E. Gorey, the Chief Financial Officer of Allion Healthcare, Inc. (the "Company"), do hereby certify to the best of my knowledge and belief that:

         1. The Company's Quarterly Report on Form 10-QSB for the quarter ended June 30, 2003(the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78o(d)); and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  August 14, 2003

                                         By: /S/   BROUGHAN E. GOREY
                                             ----------------------------------
                                                 Broughan E. Gorey
                                                 Chief Financial Officer






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